UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 23, 2010 (March 19, 2010)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On March 19, 2010, Arch Coal, Inc., a Delaware corporation (the “Company”), entered into an amendment (the “Credit Amendment”) to its credit agreement, dated December 22, 2004 (as amended, the “Credit Agreement”) with the banks named in the Credit Agreement and PNC Bank, National Association, as administrative agent for the banks party thereto.
     The purpose of the Credit Amendment was to revise the maximum leverage ratio, as determined in accordance with the Credit Agreement, and expand certain investments and joint ventures permitted under the Credit Agreement.
     Some of the banks under the Credit Agreement and/or their affiliates have or may have had various relationships with the Company and its subsidiaries involving the provision of a variety of financial services, including investment banking, underwriting and commercial banking services, including issuances of letters of credit, for which the financial institutions and/or affiliates receive customary fees, and, in some cases, out-of-pocket expenses.
     The Company described the material terms of the Credit Agreement in Item 1.01 of its Current Report on Form 8-K filed on December 28, 2004, in Item 1.01 of its Current Report on Form 8-K filed on June 27, 2006, in Item 1.01 of its Current Report on Form 8-K filed on October 6, 2009, in Item 1.01 of its Current Report on Form 8-K filed on March 12, 2009 and in Item 1.01 of its Current Report on Form 8-K filed on August 28, 2009, and incorporates those descriptions herein by this reference, appropriately modified as set forth above.
     A copy of the Credit Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference. The description of the Credit Amendment set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Credit Amendment set forth on Exhibit 10.1, and readers are encouraged to review the Credit Amendment in its entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     Information concerning the amounts for which the Company has become obligated under the Credit Agreement, as amended by the Credit Amendment, set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     The following exhibit is attached hereto and filed herewith.

Exhibit
No.	Description
10.1	Fifth Amendment to Credit Agreement, dated as of March 19, 2010, by and among Arch Coal, Inc., the guarantors party thereto, the banks party thereto, Citicorp USA, Inc., JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association, each in its capacity as syndication agent, Bank of America, N.A. (as successor-by-merger to Fleet National Bank), as documentation agent, and PNC Bank, National Association, as administrative agent for the banks.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2010	Arch Coal, Inc.
	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President—Law, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description
10.1	Fifth Amendment to Credit Agreement, dated as of March 19, 2010, by and among Arch Coal, Inc., the guarantors party thereto, the banks party thereto, Citicorp USA, Inc., JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association, each in its capacity as syndication agent, Bank of America, N.A. (as successor-by-merger to Fleet National Bank), as documentation agent, and PNC Bank, National Association, as administrative agent for the banks.